                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ STAR/(R)/ FUND



SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 27, 2008


NEW MANAGER JOINS INVESTMENT ADVISORY TEAM OF UNDERLYING FUND

The board of trustees of Vanguard International Value Fund, an underlying fund of Vanguard STAR Fund, has added Edinburgh Partners Limited (Edinburgh Partners) to the Fund's investment advisory team.


PROSPECTUS TEXT CHANGES

In the INVESTMENT ADVISOR section, the text in the row for Vanguard International Value Fund in the chart on page 18 is replaced by the following:

Underlying Fund                    Investment Advisor
----------------------------------------------------------------------
Vanguard International Value Fund  AllianceBernstein L.P.
                                   Edinburgh Partners Limited
                                   Hansberger Global Investors, Inc.
                                   Lazard Asset Management LLC
----------------------------------------------------------------------


Also in the INVESTMENT ADVISOR section, the following text is added to the chart on page 19, immediately following Chartwell Investment Partners, L.P.:

Firm                               Background
--------------------------------------------------------------------------
Edinburgh Partners Limited         Based in Edinburgh, Scotland
                                   Founded in 2003
                                   Manages approximately $6.4 billion in assets
--------------------------------------------------------------------------





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Vanguard Marketing Corporation, Distributor.                         PS56 052008